SCHEDULE 14A
                          (RULE 14A-101)

       INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by registrant X

Filed by a party other than the registrant Check the appropriate box:

   Preliminary proxy statement
X  Definitive proxy statement
   Definitive additional materials
   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         The New World Power Corporation
                (Name of Registrant as Specified in its Charter)

                         The New World Power Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box): X No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount previously paid:
    2)  Form, schedule or registration statement No.: 3) Filing party:
    4)  Date filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

================================================================================

                         THE NEW WORLD POWER CORPORATION
                             14 MOUNT PLEASANT ROAD
                            ASTON, PENNSYLVANIA 19014

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2001

================================================================================
To the Stockholders of The New World Power Corporation:

         The Annual Meeting of Stockholders of The New World Power Corporation, a Delaware corporation (the "Company"), will be held at The Harvard Club of New York, 27 West 44th Street, New York, New York at 9:30 a.m. on May 15, 2001 for the following purposes:

         1. To elect the Board of Directors;

         2. To ratify the appointment of Lazar, Levine & Felix, LLP as independent auditors for The New World Power Corporation for the fiscal year ending December 31, 2001;

         3. To approve an amendment to the Company's 1993 Stock Option Plan (the "Plan"), increasing the number of common shares authorized for issuance under the Plan by 850,000 shares, from 500,000 shares to 1,350,000 shares;

         4. To act upon such other matters as may properly be brought before the meeting.

         Only stockholders of record at the close of business on April 2, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Mary E. Fellows,
Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

================================================================================

                         THE NEW WORLD POWER CORPORATION
                             14 MOUNT PLEASANT ROAD
                            ASTON, PENNSYLVANIA 19014

================================================================================

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2001

================================================================================

                                 PROXY STATEMENT

================================================================================

         This Proxy Statement is furnished to the stockholders of The New World Power Corporation ("New World" or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders to be held on May 15, 2001, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice. Copies of this Proxy Statement, the Notice, the related proxy card and the Company's Form 10-KSB are being mailed to stockholders on or about April 16, 2001.

                                   RECORD DATE

         The Board has fixed the close of business on April 2, 2001, as the record date for the Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.

                                     PROXIES

         The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. If a stockholder returns a signed a proxy card without marking the boxes, the shares represented by the proxy card will be voted as recommended by the Board herein. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted, or (iii) by such person(s) voting in person at the Annual Meeting.

                                  VOTING SHARES

         On the record date there were 5,332,813 shares of Common Stock, the Company's only voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 2, 2001 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock of the Company; (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


    NAME AND ADDRESS                            SHARES BENEFICIALLY OWNED**     PERCENTAGE
    OF BENEFICIAL OWNER(1)                                                      OF CLASS(2)

    Hainsford Group Limited (3)                                 250,000             4.7%
    41 Lewisham Park
    London, England SE13 6QZ

    Alan W. Stephens (4)                                         30,000                *

    Gregory J. Sunell (4)                                        30,000                *

    Synex International Inc.(4)                                 155,000             2.9%

    Herbert L. Oakes, Jr.(5)                                    491,851             9.2%

    Gerald R. Cummins                                            40,424                *

    Robert F. Hussey                                             20,000                *

    Richard F. Albosta                                           20,000                *

    Strategic Electric Power Fund, LLC                        1,292,846            24.2%

    New World Partners, LLC (7)                                 236,196             4.4%

    Frederic A. Mayer (6)                                       133,333             2.5%

    John D. Kuhns (7)                                           340,962             6.4%

    All Directors and Executive Officers
    as a Group (8 persons)                                    2,602,279            48.8%



* less than one percent.

(1) Each director and executive officer has sole voting power and sole investment power with respect to all shares beneficially owned by him, unless otherwise indicated.

(2)  Based upon 5,332,813 shares of Common Stock outstanding on December 31,
     2000.

(3)  Based upon Statement on Schedule 13D filed with the SEC on September 14,
     1999.

(4) Messrs. Stephens and Sunell are respectively CEO and Vice president of Synex.

(5) Consists of 260,528 common shares and 191,323 warrants a to purchase common shares held by Mr. Oakes directly or through ventures controlled by him
     (OFCO).

(6) Includes 133,333 shares issuable upon exercise of currently exercisable options.

(7) Mr. Kuhns is Manager of New Power Associates, LLC the Member-Manager of the Strategic Electric Power Fund, LLC which invested $350,000 in the Company in exchange for 636,364 shares of common stock. As of December 31, 2000, Mr. Kuhns beneficially owned 1,694,175 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Federal securities laws require that the individuals and groups listed in the preceding table must report to the SEC and the Company, within certain periods, how many shares of the Company's equity securities they own and if they conducted certain transfers in such securities. Based upon information furnished by these stockholders, the Company believes that all required filings for the most recent fiscal year and prior fiscal years have been made.

ITEM 1. ELECTION OF DIRECTORS

         John D. Kuhns, Herbert L. Oakes, Jr., Frederic A. Mayer, Alan W. Stephens, Gregory J. Sunell, Frederic A. Mayer, Robert F. Hussey, Richard F. Albosta and Gerald Cummins are the Board's nominees for election to the Board at the Annual Meeting. Each director so elected will hold office until the next annual meeting of the stockholder and until his successor is elected and qualified or until his earlier resignation or removal. All of the nominees have indicated their willingness to serve the entire term, if elected, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board does not expect, a different person designated by the Board may be nominated in his stead.

         If a quorum is present at the Annual Meeting, election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum, but will not be included in determining whether nominees have received the vote of such plurality.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
SUCH NOMINEES.

         The following sets forth the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years, and the year of the commencement of his term as a director of the Company.

         JOHN D. KUHNS, CHAIRMAN, DIRECTOR. John D. Kuhns, age 51, was a director from April 1989 to February 1996 and was elected a director at the 2000 Annual Meeting of Shareholders. Mr. Kuhns is President of Kuhns Brothers, Inc., an investment firm whose affiliates include a licensed broker/dealer and member of the National Association of Securities Dealers, Inc., and a registered investment advisor. Mr. Kuhns is the founder of the Company. From April, 1989 until February, 1996 he was its Chairman and Chief Executive Officer. Mr. Kuhns received a bachelor's degree from Georgetown University, a Master of Fine Arts from the University of Chicago and an M.B.A. from Harvard University.

         HERBERT L. OAKES, JR, DIRECTOR. Mr. Oakes, age 54, has been a director since 1993. He has served as Managing Director of Oakes, Fitzwilliams & Co. Limited ("OFCO"), a member of the Securities and Future Authority Limited and the London Stock Exchange, since 1988. Mr. Oakes is also President of H.L. Oakes & Co., Inc., a corporate advisor and dealer in securities, which he founded in 1982. He also serves on the board of directors of Shared Technologies, Inc. and Harcor Energy, Inc. He is also a Director/Chairman of Independent Energy. Mr. Oakes received a BA in Economics from the University of the South.

         ALAN W. STEPHENS, DIRECTOR. Mr. Stephens, age 72, has been a director since 1998. During the past five years, Mr. Stephen's served as the Chairman of the Board and CEO of Synex International Inc ("Synex"), a Toronto stock exchange company that is active in development and operation of electrical power facilities and development and marketing of computer software products. Mr. Stephens received a Bachelor of Engineering from the University of Western Australia in 1951, completed Bachelor of Arts studies at McGill University in 1964 and is a member of the Professional Engineers and Geoscientists of British Columbia.

         GREGORY J. SUNELL, DIRECTOR. Mr. Sunell, age 48, has been a director since 1998. During the last five years, Mr. Sunell has acted as vice-president and Secretary-Treasurer of Synex. Mr. Sunell received a Bachelor of Engineering from the University of British Columbia in 1995 and is a member of the Professional Engineers and Geoscientists of British Columbia.

         FREDERIC A. MAYER, PRESIDENT AND A DIRECTOR. Mr. Mayer, age 42, was appointed to the Board in 2000. From May 1998 to early 2000, Mr. Mayer has served as Vice President - Finance and Secretary/Treasurer of the Company. Prior to May 1998, Mr. Mayer acted as the Managing Director of Mayer and Associates and prior to 1995, Mr. Mayer was president of O'Brien Energy Services Company. Previously, Mr. Mayer was a manager of Coopers and Lybrand. Mr. Mayer graduated from Pennsylvania State University and is a certified public accountant. Mr. Mayer was promoted to president in early 2000.

         ROBERT F. HUSSEY, DIRECTOR. Mr. Hussey, age 52, was appointed to the Board in 2000. Mr. Hussey is a private investor and was previously the President and Chief executive Officer of MetroVision of No. America, Inc. Mr. Hussey serves on the Board of Advisors for the Kaufmann Fund, Josephthal & Co., Inc. and Argentum Capital Partners I and II. He also serves on the Board of Directors of Digital Data, Inc., Nur Macroprinters Ltd, IVEX Corp. and American Digital Media. Mr. Hussey received an M.B.A. from George Washington University.

         RICHARD F. ALBOSTA, DIRECTOR. Mr. Albosta, age 62, was appointed to the Board in 2000. Mr. Albosta has been a consultant to companies engaged in energy, engineering, construction and environmental businesses for more than five years. Mr. Albosta previously served as Chairman, President and Chief Executive Officer of Ebasco Services Inc. Mr. Albosta also serves on the Board of Directors of Columbia Energy group, ConnXt, Inc. and Alba Group, Inc. Mr. Albosta received an M.B.A. from the Wharton School of business.

          GERALD R. CUMMINS, DIRECTOR. Mr. Cummins, age 74, has been a director since October 1990 and a private investor and independent business consultant for more than five years. He served as chairman of the New York State Thruway Authority. He was the campaign manager for the Honorable Hugh L. Carey, the former Governor of New York. Mr. Cummins received a bachelor's degree from Manhattan College.

BOARD AND COMMITTEE MEETINGS

          The Company has a standing Audit Committee of the Board, which was formed in June 1992. The functions of the Audit Committee are to oversee the Company's system of internal accounting controls, recommend to the Board and the stockholders the appointment of a firm of certified public accountants to conduct the annual audit of the Company's financial statements, review the scope of the audit, review reports from the independent auditors, and make such recommendations to the Board in connection with the annual audit as it deems appropriate. The Audit Committee did not meet during 2000. The current Audit Committee consists of non management directors: Richard Albosta (Chairman),Robert Hussey and Herbert L. Oakes.

         In September 1994, the Company formed a Compensation Committee which replaced the Stock Option Committee. The Compensation Committee reviews the compensation of the management of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the Company's 1993 Stock Incentive Plan, including the grant of options thereunder. The Compensation Committee did not meet during 2000. The current members of the Compensation Committee are Gerald Cummins (Chairman), Richard Albosta and Robert Hussey.

          The Company has a standing Executive Committee of the Board. During the intervals between the meetings of the Board, the Executive Committee may exercise all the powers of the Board in the management and direction of the business of the Company, in such manner as such committee shall deem to be in the interest of the Company, and in all cases in which specific directions shall not have been given by the Board, subject to the limitations imposed by statute or the Certificate of Incorporation. It also has the authority to approve responses to bid requests and make unsolicited proposals for development or sale of electric power. The Executive Committee did not meet during 2000. The current members of the Executive Committee are Gerald R. Cummins, John D. Kuhns and Robert F. Hussey
                                       5

         The Company does not have a Nominating Committee.

         During 2000, the Board held four meetings. During 2000, each director attended at least 75 percent of the total number of meetings of the Board held during the period for which he has been a director.

                             DIRECTORS' COMPENSATION

         Directors who are also full-time employees of the Company or any of its subsidiaries do not receive additional compensation for their services as directors. Each director who is not a full-time employee of the Company or any of its subsidiaries received a stock grant of 20,000 shares of common stock for compensation for being directors during 2000. All directors are also entitled to reimbursement of their expenses incurred to attend meetings of the Board.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

       The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the four most highly compensated executive officers of the Company other than the CEO whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 2000 and 1999 and who were employed by the Company during the fiscal year ended December 31, 2000 (together with the CEO, the "Named Executive Officers").


                                                    Annual Compensation
                                            ------------------------------------
       Name and                                                     Termination/
       Principal Position                   Year         Salary         Bonus

           Frederic A. Mayer                 2000      $128,000        $15,000
           President

           Vitold Jordan                     2000        10,417            -
           Previous CEO                      1999       125,000        104,167

           Frederic A Mayer                  1999      $108,000        $45,000
           Vice President-Finance

OPTION GRANTS TABLE.

          The following table sets forth certain information regarding stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2000. No options were granted during 1999.



          Option Grants in Fiscal Year 2000 and 1999
    Individual Grants



                                                                                  Potential Realizable
                                                                                  Value at
                                                                                  Assumed Annual
     Name                Number of     % of Total    Exercise        Expiration   Rates of Stock Price
                         Securities     Options      Price ($/sh)    Date         Appreciation
                         Underlying     Granted to                                for Option Term
                         Options        Employees                                 5%($)       10%($)
                         Granted (#)    Fiscal Year
     Frederic A. Mayer   120,000        85.71%            $ .65            (1)      -               -
     Granted 2000

     Mary E. Fellows      20,000        14.29%             $.70            (1)      -               -
     Granted 2000


(1) Earlier of seven years or termination from the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

       The Company accounts for its stock based compensation using the intrinsic value method prescribed by APB Opinion No. 25, whereby no compensation cost for stock options is recognized for stock option awards granted at or above market value.

       The weighted average fair value of options granted during 2000 estimated on the date of grant using the Black-Sholes option pricing model was $10,600. The estimate was computed using dividend yield of 0%, expected volatility of 38.5%, risk free interest rate range of 5.82% to 6.53% and expected lives of three to seven years.

LONG-TERM INCENTIVE AND PENSION PLANS.

         In April 1993, the Company adopted the 1993 Stock Incentive Plan (the "1993 Plan") which was approved by the Company's stockholders in May 1993. The 1993 Plan replaced the Company's previous stock option plan, the 1989 Stock Incentive Plan (the "1989 Plan"), except as to options outstanding under the 1989 Plan. Under the 1993 Plan, the Company may reward to employees, directors and consultants of the Company and its subsidiaries incentive and non-qualified stock options, stock appreciation rights, restricted stock grants, performance awards and any combination of any or all of such awards. The Board of Directors has delegated its powers under the 1993 Plan to its Compensation Committee (the "Compensation Committee"). Awards may not be granted under the 1993 Plan after December 31, 2003. An aggregate of 500,000 shares of Common Stock may be issued under the 1993 Plan, except that any shares as to which awards granted under the 1989 Plan may lapse, expire or be canceled be available for issuance under the 1993 Plan. If any awards expire or terminate for any reason, the shares subject to such awards are again available for future awards under the 1993 Plan. Awards are not transferable except by will or the laws of descent and distribution. Whether an award may be exercised after termination of employment is determined by such Committee, subject to certain limitations. The Board of Directors is presenting a proposal to the Annual Meeting to increase the number of shares subject to the 1993 Plan from 500,000 to 1,350,000.


                             EMPLOYMENT AGREEMENTS.

         Mr. Fred Mayer was appointed President of the Company pursuant to a renewable, three-year employment agreement commencing March 1, 2000. His compensation was set at $132,000 base salary the first year, $144,000 the second year and $156,000 the third year plus an annual bonus based upon performance determined by the Board. Upon execution of the employment contract, Mr. Mayer was awarded 120,000 options to purchase Common Shares at $0.65 each, with monthly vesting throughout the term of the contract.

       Mr. Vitold Jordan had been the CEO of the Company pursuant to a renewable, two-year, employment agreement commencing May 1, 1998. His compensation was set at $125,000 base per annum plus an annual bonus based upon performance determined by the Board. Upon execution of the employment contract, Mr. Jordan received a past performance bonus of $25,000 and was awarded 120,000 options to purchase Common Shares at 30 cents each, one third vesting at signature and the balance over two years. Prior to May 1, 1998 and since August 1996 Mr. Jordan acted as the Interim CEO of the Company pursuant to a management services contract between the Company and DBCO. During that time, being an employee and officer of DBCO, Mr. Jordan did not receive any direct compensation from the Company. Effective January 31, 2000, Mr. Jordan's contract was terminated.

         Mr. Fred Mayer had been the Vice President-Finance of the Company pursuant to a renewable, two-year, employment agreement commencing May 1, 1998. His compensation is set at $108,000 base per annum plus an annual bonus based upon performance determined by the Board. Upon execution of the employment contract, Mr. Mayer received a past performance bonus of $25,000 and was awarded 100,000 options to purchase Common Stock at $0.30 each, one third vesting at signature and the balance over two years.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION.

          This report, prepared by the Company's Board of Directors, addressed the Company's compensation policies with respect to its executive officers for the fiscal year ended December 31, 2000.

         Salary. The Compensation Committee is responsible for determining the salaries of all executive officers of the Company. Salaries paid to executive officers reflect their responsibilities, diligence and determination in working toward the achievement of established corporate objectives. Management compensation guidelines were established by the Compensation Committee in consultation with independent advisors with experience in the field.

         Stock Incentives. The Compensation Committee has full power, discretion and authority in administering the Company's 1993 Stock Incentive Plan. The Committee believes that stock ownership by employees, including officers, of the Company, is important as a means of rewarding outstanding performance and promoting the achievement of long-term corporate goals by giving those persons a greater proprietary interest in the Company. No options were granted to officers or employees of the Company in 2000.

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC  ACCOUNTANTS

         The firm of Lazar, Levine & Felix, LLP has audited the financial statements of the Company for each of the two fiscal years ended March 31, 1999 and for the fiscal year ended December 31, 2000. The Board of Directors desires to continue the services of Lazar, Levine & Felix, LLP for the current fiscal year ending December 31, 2001. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of Lazar, Levine & Felix, LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF LAZAR LEVINE & FELIX, LLP


ITEM 3. PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

         The Board of Directors of the Company has unanimously approved an amendment to the Company's 1993 Stock Option Plan. The proposed amendment is to increase the number of shares of the Company's common stock authorized for issuance under the Plan by 850,000 shares, from 500,000 shares to 1,350,000 shares (25.3% of the issued and outstanding stock of the Company). This amendment increasing the number of shares authorized for issuance under the Plan is being requested due to the fact that, of the 500,000 shares currently reserved for issuance, 360,000 have been reserved for issuance to date, leaving only 140,000 shares which may be issued subject to option in the future. The Company requires the additional options to fulfill its commitments to various employees and consultants and to attract additional qualified employees and consultants. In order to allow the Company to attract, retain and motivate these new employees, management believes that it is in the best interests of the Company to increase the number of shares reserved for issuance under the Plan.

REQUIRED VOTE

         The approval of the amendment to the 1993 Stock Option Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                  OTHER MATTERS

         The Board does not know of any matters that will be presented for action at the Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

                                  ANNUAL REPORT

         The Company's 2000 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.

                                   FORM 10-KSB
UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, THE NEW WORLD POWER CORPORATION, THE FARMHOUSE, 558 LIME ROCK ROAD, LIME ROCK, CONNECTICUT 06039.

                              COST OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company in person, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of shares of Common Stock registered in their names and will reimburse them for their expenses incurred in connection therewith.

                         STOCKHOLDER PROPOSALS FOR 2002

         The Company intends to conduct its 2002 annual meeting in May 2002. Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on January 2, 2002, in order to be considered. Proposals should be addressed to the Corporate Secretary, The New World Power Corporation, The Farmhouse, 558 Lime Rock Road, Lime Rock, Connecticut 06039.

By Order of the Board of Directors,

Mary Elizabeth Fellows,
Secretary
April 16, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE NEW WORLD POWER CORPORATION
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

         The undersigned, a stockholder of New World Power Corporation, a Delaware corporation (the "Company"), does hereby appoint Frederic A. Mayer the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2001Annual Meeting of Stockholders of the Company to be held at the Harvard Club, 27 West 44th Street, New York, New York, on May 15, 2001, at 9:30 A.M., Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 16, 2001, and a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, TO INCREASE THE NUMBER OF SHARES SUBJECT TO THE 1993 PLAN, TO APPROVE THE APPOINTMENT OF THE AUDITORS AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1. To elect the following directors: Jr., John D. Kuhns, Herbert L. Oakes, Fredric A. Mayer, Alan Stephens and Gregory J. Sunell, Gerald Cummins, Robert Hussey and Richard Albosta to serve as directors until the 2001 annual meetings of stockholders of the Company and until their successors shall be duly elected and qualified.

FOR All OF THE NOMINEES                                                   \___\

WITHHOLD AUTHORITY FOR ALL NOMINEES                                       \___\

AGAINST ALL NOMINEES                                                      \___\

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), PRINT NAME BELOW:

--------------------------------------------------------------------------------

2. To ratify the appointment of Lazar, Levive & Felix, LLP as independent auditors for The New World Power Corporation for the fiscal year ending December 31, 2001.

         FOR     \___\    AGAINST    \___\    ABSTAIN    \___\

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

3. To approve the propoal to increase the number of shares subject to the 1993 Stock Option Plan from 500,000 to 1,350,000.

         FOR     \___\    AGAINST    \___\    ABSTAIN    \___\

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Meeting.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.

Signature:_________________________ Date___________

Signature:_________________________ Date___________

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:

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